18th Annual Wells Fargo Midstream and Utility Symposium New York, NY December 12, 2019 Exhibit 99.1

Forward Looking Statements and Other Disclosures Safe Harbor Statement: Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Chesapeake Utilities Corporation’s 2018 Annual Report on Form 10-K filed with the SEC and our other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. REG G Disclosure: Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. Although non-GAAP measures are not intended to replace the GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that the portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (non-GAAP measure): Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner. Adjusted EPS (non-GAAP measure): Diluted Earnings per share excluding the impact of certain significant new non-cash items, including, but not limited to, the following: the impact of unrealized mark-to-market changes and one-time charges, such as severance charges. The Company calculates "adjusted earnings” by adjusting reported (GAAP) earnings to exclude the impact of certain significant non-cash items, including the impact of unrealized MTM gains (losses), one-time charges such as severance charges, and any prior year tax savings retained by our regulated businesses as a result of current year regulatory authorizations.

Business Overview 3

Business Overview Diversified Energy Delivery Business Natural Gas Distribution Delaware, Maryland, Florida Electric Distribution Florida Propane Distribution and AutoGas Delaware, Maryland, Pennsylvania, Virginia, Florida Natural Gas Transmission Delaware, Maryland, Pennsylvania, Florida Mobile CNG Temporary Services and Combined Heat & Power Florida and Southeastern United States Regulated Energy Unregulated Energy 84%* 16%* * % of LTM Operating Income as of 9/30/2019 Natural Gas Transportation Ohio States Marlin Gas has Served 4

Long-term Earnings Track Record Positioned for Growth and Total Return 5 $4.20 $4.55 ¹ 2017 GAAP $3.55; Adjusted $2.89; ² 2018 GAAP $3.45; Adjusted $3.31 Outlook for earnings growth within the range of previous guidance remains strong Commitment to achieve the target range is demonstrated by our long-term track record of delivering superior growth Expansion projects, organic growth and regulatory and efficiency initiatives will continue to drive increased earnings We will continue to pursue accretive, related opportunities like Marlin, Aspire and Eight Flags

Dividend Increased 9.5% in May 2019 Superior Dividend Growth with Retention to Support Future Earnings and Dividend Growth CPK’s one-year and five-year dividend growth of 9.5% and 8.4%, respectively, leads our peer group. Strong EPS Growth drives Dividend Growth and Dividend payout allows for reinvesting in future growth. Peers 6

Eastern Shore Natural Gas
Transmission Pipeline Infrastructure

KEY FACTS	
Description	FERC regulated interstate natural gas transmission system operating under long-term firm contracts
Miles of Pipeline	486
Delivery Points	96 Delivery Points within 16 Delivery Point Areas
Compression	17,745 hp at 3 sites
Daleville, PA	4 units, totaling 6,880 hp
Delaware City, DE	6 units totaling 7,890 hp
Bridgeville, DE	3 units totaling 2,975 hp
Interconnects	4 Interconnects with 3 Upstream Pipelines
Honey Brook, PA	Texas Eastern Transmission
Parkesburg, PA & Hockessin, DE	Transcontinental Gas Pipeline Co.
Daleville, PA	Columbia Gas Transmission, LLC

Eastern Shore Natural Gas


BERKS
PENNSYLVANIA
MONTGOMERY
LANCASTER
CHESTER
CECIL
NEW CASTLE
MARYLAND
KENT
DELAWARE BAY
KENT
QUEEN ANNE'S
DELAWARE
CAROLINE
CHESAPEAKE BAY
TALBOT
SUSSEX
DORCHESTER
WICOMICO
WORCESTER
SOMERSET
VIRGINIA
ATLANTIC OCEAN

Eastern Shore Natural Gas' largest project to date completed this year

A STRONG foundation FOR GROWTH

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CHESAPEAKE UTILITIES CORPORATION

Natural Gas Distribution Delaware, Maryland, and Florida Growth is Strong KEY FACTS Natural Gas Customers > 158,000 customers Physical System > 4,300 miles of distribution mains 2018 Volume (Dts) > 48,000,000 Gas Supply Eastern Shore Columbia Gas Transco Texas Eastern Gulfstream FGT Peninsula Pipeline Peoples Gas FLORIDA NATURAL GAS DISTRIBUTION CHESAPEAKE UTILITIES & SANDPIPER

Florida Business Unit Profile Opportunities for Pipeline Growth Throughout the State 9 Northwest Florida In-Service Q2 - 2018 New Smyrna Beach In-Service Q2 - 2018 Western Palm Peach County In-Service Q4 – 2018 to Q1 - 2020 Callahan Pipeline – Nassau County In-Service Q3 - 2020 Florida Pipeline Expansions $117 Million Investment $18.6 Million Annual Margin Auburndale, Polk County In-Service Q3 - 2019

Continuing to Build for the Future Organic Growth Opportunities, Supplemented with Targeted Acquisitions Five-Year Cap Ex Plan In Millions Historical Cap Ex & Acquisitions In Millions Our 5-year CapEx plan includes $750 million to $1 billion of capital expenditures, predominantly into our utility & pipeline businesses 2019E: $170mm to $185mm 2018: $283mm 2020 – 2022E: $297mm to $532mm $750 million - $1 billion On Track To Achieve Investment Forecast

Florida Public Utilities - Electric Distribution

Serving Northwest and Northeast Florida with Electricity

KEY FACTS	
Florida Electric Customers	> 32,000 customers
Physical System	~905 miles of electric distribution line ~16 miles of electric transmission line
2018 Volume (Kwh)	> 632,500
Electric Supply	Gulf Power Company FPL Eight Flags Rayonier WestRock Company

FLORIDA ELECTRIC DISTRIBUTION


Natural Gas, Propane & Electric
Electric/Propane
Natural Gas & Propane
Natural Gas
Propane

A STRONG foundation FOR GROWTH

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CHESAPEAKE UTILITIES CORPORATION

Florida Energy Delivery Leveraging Our Core Competencies MARLIN GAS SERVICES Growth Forecast and Ongoing Initiatives Trailers and compressors on order Offload regulators under construction Further territorial expansion in Southeast, Mid-Atlantic, and Gulf Coast 2 additional planned CNG stations Probable expansion into LNG and RNG transport Financial Results / Forecast Est. ’19 Gross Margin ($mm) $3.4mm YTD ($5.4 mm expected FY) Est. ‘20 Gross Margin ($mm) Increased from $6.0mm to $6.3mm Mobile Compressed Natural Gas Delivery Solutions Acquired long-time supplier to Chesapeake in December 2018 Nationwide operator of fleet of 36 CNG tube trailers, as well as mobile compressors and patented offload regulators with capacity to transport over 7 billion cubic feet of natural gas annually Provides emergency response for pipeline and gas distribution systems, gas supply support during planned interruptions of service, and is considering both LNG and RNG/biogas logistics Since December acquisition, estimated annual gross margin for Marlin gas Services for 2019 and 2020 has increased in each quarterly report Marlin Gas Transport Combined Heat and Power Plant Combined heat and power (CHP) plant located on Amelia Island, FL Powered by natural gas transported by Peninsula Pipeline and Florida natural gas pipeline operation Produces 21 MWh of electricity and 75,000 pounds of steam per hour Sells generated electricity to Florida electric distribution operation, and sells steam to customer that owns the site location of the plant, (Rayonier Performance Fibers, LLC), both under separate 20-year contracts Eight Flags EIGHT FLAGS COPMBINED HEAT & POWER

Aspire Energy of Ohio Natural Gas Transmission ASPIRE ENERGY OF OHIO KEY FACTS Description Gathering, processing, and wholesale delivery of local natural gas to local utilities under long-term supply agreements Miles of Pipeline 2,700 Major Customers Columbia Gas of Ohio (NiSource) Consumers Gas Cooperative

Sharp Propane and AutoGas

Leveraging Our Core Competencies to Provide New Offerings

PROPANE DELMARVA


ENERGY SERVICE TERRITORY
PUBLIC PROPANE FUELING STATIONS
MONROE
CARBON
NORTHAMPTON
LEHIGH
NEW JERSEY
PENNSYLVANIA
BUCKS
BERKS
MONTGOMERY
LANCASTER
CHESTER
PHILADELPHIA
DELAWARE
MARYLAND
HARFORD
CECIL
BALTIMORE
NEW CASTLE
DELAWARE
KENT
HOWARD
QUEEN ANNE'S
ANNE ARUNDEL
CAROLINE
KENT
DELAWARE BAY
PRINCE GEORGE'S
TALBOT
SUSSEX
DORCHESTER
WICOMICO
WORCESTER
SOMERSET
CHESAPEAKE BAY
VIRGINIA
ATLANTIC OCEAN

PROPANE FLORIDA


Natural Gas, Propane & Electric
Electric/Propane
Natural Gas & Propane
Natural Gas
Propane

KEY FACTS	
Description	Delivery of propane to residential, commercial, industrial, wholesale and AutoGas customers
Customers	~66,000 (Mid-Atlantic and Florida)
Platforms	Sharp Energy, Sharpgas, FPU, and Flo-gas
Fueling Stations	Network of 48 propane stations

A STRONG foundation FOR GROWTH

14

CHESAPEAKE UTILITIES CORPORATION

Key Projects Driving Growth 15

Elkton Gas Company Strategic Acquisition for Delmarva Natural Gas Executing on Our Strategy: On December 5, 2019, Chesapeake Utilities and South Jersey Industries entered into an agreement under which Chesapeake will acquire Elkton Gas Company The transaction is expected to close in the first half of 2020, subject to receiving approval from the Maryland Public Service Commission The company was founded in 1863 as Elkton Gas Light Company Elkton Gas serves approximately 7,000 customers in Elkton, Maryland within a franchised area of Cecil County, Maryland Its territory is contiguous to Chesapeake’s franchised service territory in Cecil County, Maryland Elkton Gas has been a customer of Chesapeake’s interstate transmission pipeline subsidiary, Eastern Shore Natural Gas, since 1959 when natural gas first became available to serve the town of Elkton Elkton Gas will continue to operate out of its existing office with the same local personnel

Elkton Gas Company Strategic Fit Elkton Gas gives CPK an operational platform in Cecil County including personnel, a contractor pool and an operations center which will enable Chesapeake to more quickly expand our footprint in Cecil County Additional growth is expected in the area, due to its proximity to I-95 and the potential for a new interchange which is expected to spur additional commercial and industrial development A new 623 acre mixed use development has been proposed that would potentially add 4,289,000 sq. ft. of industrial/warehouse space, 257,600 sq. ft. of commercial/retail space and 1,205 homes Access to I-95 also provides potential opportunities for Marlin to expand its CNG and LNG business The acquisition will provide access to additional upstream capacity resources

Delmarva Natural Gas Distribution Organic Growth and Expansion Across the Peninsula 1 1 2 3 3 2 2 Legacy Organic growth focused on Kent and New Castle Counties, DE Present Growth into eastern Sussex County, DE and Cecil County, MD Conversion of existing propane customers in Worcester County, MD Future Continued expansion in growth areas of our service territory Looking for expansion opportunities in other areas of the Peninsula Elkton Gas

Del-Mar Energy Pathway Project Under Development Strategic Growth Initiative 19 Provides additional natural gas transmission pipeline infrastructure in Eastern Sussex County, Delaware and expands service into Somerset County, Maryland; serves four large anchor customers Estimated Project Cost: $ 37 MM Estimated In Service Date: Beginning of fourth quarter 2021* Estimated Annual Gross Margin: 2019- $ 0.7 MM 2020- $ 3.0 MM 2021- $ 4.1 MM 2022 forward - $ 5.1 MM Interim service in advance of this project generated $200,000 and $500,000 gross margin for the three months and nine months ended September 30, 2019, respectively. *Contingent upon FERC issuing authorization for the project by the fourth quarter of 2019.

West Palm Beach Expansion Enhances Reliability and Provides Additional Customer Growth 20 $5.2MM annual margin $2.3MM in 2019 $30MM total capital invested Q4 - 2018 initial service; fully in-service Q1 - 2020 Four PPC projects to serve FPU’s natural gas distribution systems expansions in Palm Beach County. Resolves a pipeline capacity constraint. Projects /Phases include Belvedere, Westlake/Arden, Avenir and Research Park - Marlin Gas is providing temporary service for customers ahead of the project schedule

Callahan Pipeline Nassau County, Florida 21 Peninsula Pipeline announced in May 2019 plans to construct a jointly owned 26 mile pipeline serving Nassau and Duval counties in Florida; Project will be jointly owned and built with Seacoast Gas Transmission (affiliate of Emera) Estimated Project Cost: $ 32.5 Million* Estimated In Service Date: Third Quarter of 2020 Estimated Annual Gross Margin: 2020- $ 3.2 million 2021 forward - $ 6.0 million 15 Miles of pipe constructed already and project is on schedule *Total project cost is estimated at $65 million – Chesapeake and Seacoast will fund 50% each.

Aspire Energy – Natural Gas Pipeline Project Guernsey Power Station In December 2017, Aspire executed a binding precedent agreement with Guernsey Power Station, LLC (GPS) providing for the relocation of an existing 6” steel Aspire pipeline (completed March 2018). Aspire received the exclusive rights to provide natural gas transportation services for a ten year (300,000 Dths per day for a proposed 1,650 MW power plant). GPS obtained financing in Q3 2019, after which Aspire will begin design and construction of interconnect facilities between the Tallgrass Energy Partners Rockies Express Pipeline (REX) and GPS. GPS is expected to be in service by late 2021. Capital Expenditures$5.5MM Margin$1.4MM 22

Sharp Energy Propane Business Growth Initiatives Maintain and develop residential builder relationships via dedicated staff to capitalize on new development opportunities and for seamless implementation These relationships are translating into new CGS in non-core markets AutoGas Fueling Stations Strategic partners have been key AutoGas technical services team is very capable Created a multi-fleet fueling station network to support refueling efficiency for our customers Start-ups and Acquisitions Facilitates geographic expansion beyond existing service territories Recent start-up in new Virginia market 2018 Ohl Acquisition December 2018 Poultry Production Producers are increasing capacity on the Delmarva Peninsula Sharp has superior infrastructure and strong grower relations Residential Community Gas Systems 25 23 Ohl Acquisition December 2018

Marlin Gas Services – Engine for Growth and Customer Service Exceeding Initial Margin Projections Year-to-Date Financial Performance Marlin generated $3.4 million of gross margin and $1.4 million in operating income during the first half of 2019. Based on results to date and the outlook going forward, we increased our gross margin estimates for Marlin to approximately $5.4 million in 2019 and $6.3 million in 2020. 24 In thousands Since the December acquisition, our estimated annual gross margin for Marlin Gas Services for 2019 and 2020 has increased in each quarterly report. * Estimate not provided in December quarterly report for 2020.

Financial Update 25

Continued Strong Performance
Success in 2019 and Exciting Future Outlook

Operations

- Commitment to continuous improvement in safety and operational compliance.
- Gas distribution customer growth is well above the national average.
- Customer demand and pipeline replacement continue to drive investment in our existing gas distribution and transmission operations.
- Increased cross Business Unit collaboration is identifying operational synergies and efficiencies.
- Lower operating expense levels in 2019 and beyond.

Financial

- Significant gross margin growth for the quarter and year-to-date.
- TCJA tax benefits have contributed to margins in our non-regulated and Florida regulated natural gas businesses.
- Margins are driving strong operating income and EPS growth
- 2019 first 9 months GAAP EPS of $2.59 represents 9.7 percent growth over 2018
- Dividend increased by 9.5 percent in May 2019; Five year dividend growth (CAGR) = 8.4 percent
- Strong performance relative to our peers
- Access to competitively priced permanent capital

Strategic

- New projects
  - PPC Callahan Pipeline (Florida)
  - PPC Auburndale Pipeline (Florida)
  - PPC and FPU Palm Beach County expansions (Florida)
  - ESNG DelMar Pathway (Delmarva)
  - Guernsey Pipeline (Ohio)
- Marlin and Ohl acquisition contributions
- Filing for rate relief associated with Hurricane Michael: interim rates begin January 2020.
- Recent FERC filing to enable injection of RNG into Eastern Shore's system.
- Several new projects close to finalization
- Exited natural gas marketing business

A STRONG foundation FOR GROWTH

26

CHESAPEAKE UTILITIES CORPORATION

Financial Summary Income from Continuing and Discontinuing Operations (PESCO Impact) The increase in interest charges reflects our growth in capital investments in 2018 and 2019. The average interest rate as of September 30th was 3.58% on total debt.

Major Projects and Initiatives Increasing Shareholder Value by Continuously Seeking and Developing Projects and Initiatives $10.5 MM increase from new pipeline projects thru 9/30 - $12.5 MM increase expected for full year Recent acquisitions added $5.0MM thru 9/30 ($6.6MM projected for full year) $2.8 MM from regulatory initiatives thru 9/30 ($3.2 MM projected for 2019) We are continuing to pursue several projects that should add to our margin growth in 2020 and 2021. Further details will be forthcoming as these projects are finalized. Please note that this table does not reflect any final rate relief associated with Hurricane Michael.

Successful Regulatory Initiatives 29 Florida PSC approved retention of a portion of TCJA tax savings for the Company’s Florida natural gas operations: $1.3 million gain on reversal of 2018 tax reserves $2.4 million incremental benefit annually beginning in 2019 ($1.1 million in first nine months of 2019) Florida PSC approved storm recovery fund surcharge ($2.3 million to be recovered from April 2019 to March 2021) Two recent filings below with Florida PSC and FERC: Limited Electric Proceeding associated with Hurricane Michael Filed for recovery of storm-related costs associated with Hurricane Michael (capital and expenses) through a change in base rates Eastern Shore filing to include standards to accommodate renewable natural gas In response to interest from several renewable natural gas producers and given customer interest Also requested recovery of certain storm-related costs as regulatory assets Our team has reached a settlement with OPC followed by approval of the PSC on the structure of the recovery. We will begin implementing interim rates with the first billing cycle in January. The renewable natural gas quality specifications articulated below conform to the least stringent of the quality specifications contained in FERC gas tariffs of the upstream pipelines that interconnect with Eastern Shore’s system. Filed on October 16, 2019; FERC has 30-days to accept/reject/suspend or the filing is effective as proposed

Strategic Exit of Natural Gas Marketing Business (PESCO) Strategic Review The business was not aligned with our long term growth strategy; exceeded our risk tolerance and would have required significant additional investment to ensure profitability. Florida retail operations sold to Gas South LLC. Benefits Total of $15 million estimated proceeds plus working capital should be received in the fourth quarter of 201 9 Exiting the business improves our earnings outlook, reduces the volatility of future earnings and recovers our PESCO investment. Non-Florida retail operations/contracts sold to United Energy Trading, LLC (UET). Mid-Atlantic operations/contracts and asset management agreements were sold to NJR Energy Services Company (NJRES). Estimated pre-tax gain ranging from $5.0 million to $7.0 million to be recorded in the fourth quarter of 2019 PESCO now accounted for as a discontinued operation Remaining small producer services portfolio recently sold. We decided to exit the business, identified parties with interest and have substantially concluded the sale. Sale of Assets

Continuing to Build for the Future Organic Growth Opportunities, Supplemented with Targeted Acquisitions Five-Year Cap Ex Plan Historical Cap Ex & Acquisitions In Millions Our 5-year CapEx plan includes $750 million to $1 billion of capital expenditures, predominantly into our utility & pipeline businesses 2019E: $170mm to $185mm 2018: $283mm 2020 – 2022E: $297mm to $532mm $750 million - $1 billion On Track To Achieve Investment Forecast

Capital Projects – High Return / High Investment Peer ROE vs. Capital Expenditures (Three Year Performance - July 2016 – June 2019) 32 Chesapeake Utilities Three Year Performance vs. Peer Group As of 6/30/19 CPK Med 75th Cap EX 25.1% 11.8% 14.3% EPS Growth 1 0.1% 5.8% 8.5% ROE 11.6% 9.4% 10.9% Dividend Growth 9.9% 6.1% 7.2% TSR 14.8% 11.3% 12.7% Capital Expenditures/Total Capitalization

Capital Capacity to Support Future Growth Total Capitalization has More Than Doubled in Less Than Five Years 33 Equity/Permanent Capitalization 65.5% 70.6% 76.5% 71.1% 62.1% 59.2% Equity/Total Capitalization 54.0% 51.9% 55.4% 51.5% 45.4% 44.6% $556,148 $689,692 $805,010 $944,079 $1,220,865 Target Equity to Total Capitalization Ratio of 50% - 55% Excluding $60 million Hurricane Michael Notes Equity to Total Capitalization equals 47% $1,140,852 $260,390 * Short-term debt includes current portion of long-tem debt Financing Components (1) $370 million lines of credit through October 2020 (2) $60 million Intermediate Hurricane Michael Term Loans Refinanced: Long-term Private Placement of $70 million - at 2.98% To be funded December 20, 2019 Final maturity of December, 2034 (3) $375 million Long-term debt private placements are fixed rate notes, with equal annual amortization ten years before maturity (4) $250 million private placement shelf facilities available for additional financing needs (5) Chesapeake seeks to align permanent financing with the in-service dates of its capital projects

Commitment to Sustainability and ESG Corporate Governance is the foundation of our processes and decision making - Recently Honored by Corporate Secretary as “Governance Team of the Year” among small and mid-cap companies - Honored as “2018 Best North American Utility for Corporate Governance” Connecting with our Customers and Communities - Chesapeake Utilities recognizes that customers expect safe, efficient and reliable service , as well as providing enhanced business connection options, more convenience and modern solutions - In 2018 Chesapeake employees volunteered over 3,900 hours making personal connections and having a significant impact where we live, work and serve Employee-Centric company focused on sustaining our aspiring and caring culture - Eight years in row being recognized as a Top Workplace Combination of Strategic Focus, Engaged Employees and Innovation 34

Chesapeake Utilities Corporation Committed to Superior Performance We seek to identify and develop opportunities to drive our future earnings growth and increase shareholder value. Executing on Our Strategy: Seek development projects to serve new customers, provide new services and expand into new service areas. Investing in pipeline systems that provide natural gas service to downstream customers such as LDCs, cooperatives, municipalities, industrial end-users and power plants. Pursue expansion projects that serve long-term commercial and industrial customers. Investing in propane opportunities to access new markets with significant growth potential. Pursuing new platforms for growth given our Marlin investment (CNG, LNG, RNG) Engagement strategies with employees to continually build our strategic infrastructure for sustainable growth. Investing in our talent with targeted development plans and training Engaging with communities where we work and live Pursue brand excellence through safety awards, top workplace, employee engagement and community service

Thank You! Beth Cooper Executive Vice President, CFO and Asst. Secretary bcooper@chpk.com Any Questions? Thomas E. Mahn Vice President and Treasurer tmahn@chpk.com